SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2014

Layne Christensen Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Boulevard, Ste. 700

The Woodlands, TX 77380

(Address of Principal Executive Offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 6, 2014, at the Annual Meeting of Stockholders (the “2014 Annual Meeting”) of Layne Christensen Company (the “Company”), the Company’s stockholders approved an Amended and Restated 2006 Equity Incentive Plan (the “Equity Plan”) to, among other things, increase the number of shares of common stock available for grant under the plan by 1,250,000 shares; add bonus shares as a new type of an award under the Equity Plan and pursuant to which shares may be awarded to a participant without restrictions in recognition of past performance or as an incentive to become an employee of the Company; and extend the Equity Plan’s current expiration date of June 7, 2022 to a new expiration date of June 6, 2024. The Board had previously adopted the Equity Plan, subject to stockholder approval, on April 15, 2014.

A description of the Equity Plan as amended and restated is included as part of Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2014 (the “Proxy Statement”). The description of the Equity Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Equity Plan, which is filed as Exhibit A to the Proxy Statement and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held the 2014 Annual Meeting on June 6, 2014. The stockholders considered and voted on five proposals submitted for stockholder vote, each of which is described in detail in the Proxy Statement. The following is a brief description of the matters voted on at the 2014 Annual Meeting and the final results of such voting.

Proposal No. 1.            Election of six directors—David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, John T. Nesser III, Nelson Obus and Rene J. Robichaud—to hold office for terms expiring at the 2015 annual meeting of stockholders.

Final Results:            The stockholders elected David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, John T. Nesser III, Nelson Obus and Rene J. Robichaud as directors to hold office for terms expiring at the 2015 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes
David A.B. Brown	12,393,032	3,208,936	2,052,049
J. Samuel Butler	12,727,204	2,874,764	2,052,049
Robert R. Gilmore	12,757,746	2,844,222	2,052,049
John T. Nesser III	15,398,768	203,200	2,052,049
Nelson Obus	12,773,859	2,828,109	2,052,049
Rene J. Robichaud	13,079,605	2,522,363	2,052,049

Proposal No. 2:            Proposal to conduct an advisory vote to approve named executive officer compensation.

Final Results:            The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement.

	For	Against	Abstain	Broker Non Votes
Advisory vote on executive compensation:	9,276,781	3,921,059	2,404,127	2,052,049

Proposal No. 3:            Proposal to amend and restate the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 30,000,000 shares and delete obsolete provisions.

Final Results:            The stockholders approved the amendment and restatement of the Company’s Certificate of Incorporation.

	For	Against	Abstain	Broker Non Votes
Amendment and restatement of the Company’s Certificate of Incorporation:	17,096,678	483,335	74,004	0

Proposal No. 4:            Proposal to amend and restate the Equity Plan to increase the number of shares available for issuance under the Equity Plan, authorize the issuance of a new form of award and extend the expiration date of the Equity Plan to June 6, 2024.

Final Results:            The stockholders approved the amendment and restatement of the Equity Plan.

	For	Against	Abstain	Broker Non Votes
Amendments to 2006 Equity Incentive Plan:	11,044,967	4,526,504	30,497	2,052,049

Proposal No. 5:            Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ended January 31, 2015.

Final Results:            The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2015.

	For	Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	17,600,611	41,926	11,480	0

No other matters were voted upon at the meeting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company (Registrant)

Date: June 10, 2014	By:	/s/ James R. Easter
Name: James R. Easter
Title: Senior Vice President and Chief Financial Officer

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